UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)      October 16, 2003




                                 Ultratech, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                 0-22248                    94-3169580
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

  3050 Zanker Road, San Jose, California                             95134
 (Address of principal executive offices)                         (Zip Code)

  Registrant's telephone number, including area code          (408) 321-8835

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.                Exhibits


Exhibit   Description

99.1      Press release announcing Ultratech's Third Quarter 2003
          Results


Item 9. Pursuit to Item 12, Regulation FD Disclosure

On October 16, 2003 Ultratech, Inc. released its third quarter 2003 financial results. The full text of this message is included as Exhibit 99.1 hereto.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


           ULTRATECH, INC.
            (Registrant)



Date:  October 16, 2003  By:  /s/ Bruce R. Wright
                              -------------------------
                              Bruce R. Wright
                              Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)




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




                                  EXHIBIT INDEX


Exhibit   Description

99.1      Ultratech Announces Third Quarter 2003 Results





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